Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re Paragon Offshore PLC, et al.
(in administration)		Case No. 16-10386 (CSS)
	Reporting Period:	May 1 - 31, 2017
	Federal Tax I.D. #	98-1146017

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of Debtors’ bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Budget to Actual Consolidated Cash Flow Variance Report	MOR-1c	X
Copies of Bank Statements (See Notes to the MOR)			X
Cash Disbursement Journals (See Notes to the MOR)			X
Statement of Operations (Income Statement)	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-Petition Taxes (See Notes to the MOR)	MOR-4	X
Copies of IRS Form 6123 or payment receipt (See Notes to the MOR)			X
Copies of tax returns filed during reporting period (See Notes to the MOR)			X
Summary of Unpaid Post-Petition Debts (See Notes to the MOR)	MOR-4	X
Accounts Receivable Reconciliation and Aging (See Notes to the MOR)	MOR-5	X
Debtor Questionnaire (See Notes to the MOR)	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ A. Alejandra Veltmann	July 5, 2017
Signature of Authorized Individual*	Date

A. Alejandra Veltmann	V.P. - C. A. O.
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR Notes

In re Paragon Offshore PLC, et al.
(in administration)	Case No. 16-10386 (CSS)
	Reporting Period:	May 1 - 31, 2017
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

GENERAL:

The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
Paragon Offshore Drilling LLC	16-10385
Paragon Offshore plc	16-10386
Paragon Drilling Services 7 LLC	16-10387
Paragon Offshore Finance Company	16-10388
Paragon Offshore Leasing (Switzerland) GmbH	16-10389
Paragon Offshore do Brasil Ltda.	16-10390
Paragon International Finance Company	16-10391
Paragon Asset (ME) Ltd.	16-10392
Paragon Offshore Holdings US Inc.	16-10393
Paragon Asset (UK) Ltd.	16-10394
Paragon FDR Holding Ltd.	16-10395
Paragon Offshore International Ltd.	16-10396
Paragon Offshore (North Sea) Ltd.	16-10397
Paragon Duchess Ltd.	16-10398
Paragon (Middle East) Limited	16-10399
Paragon Offshore (Luxembourg) S.a r.l.	16-10400
Paragon Holding NCS 2 S.a r.l.	16-10401
Paragon Leonard Jones LLC	16-10402
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403
Paragon Offshore (Nederland) B.V.	16-10404
Paragon Offshore Contracting GmbH	16-10405
Paragon Offshore (Labuan) Pte. Ltd.	16-10406
Paragon Holding SCS 2 Ltd.	16-10407
Paragon Asset Company Ltd.	16-10408
Paragon Holding SCS 1 Ltd.	16-10409
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410

General Notes:

On February 14, 2016, Paragon Offshore plc (in administration) and its debtor subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Court”).  On May 17, 2017, the board of directors of the Company filed an administration application with the High Court of Justice, Chancery Division, Companies Court of England and Wales (the “English Court”) for the appointment of Neville Barry Kahn and David Philip Soden, each of Deloitte LLP, as joint administrators of the Company and, on May 23, 2017, Messrs. Kahn and Soden were appointed by the English Court as joint administrators of the Company (the “Joint Administrators”).

The financial and supplemental information contained herein are preliminary, unaudited, and may not comply in all material respects with generally accepted accounting principles in the United States of America (“U.S. GAAP”).  Individual Debtor entities are presented in the accompanying statement of operations.

The financial information has been derived from the books and records of the Debtors.  This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, which could be material.

The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustments.

The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the combined results of operations and financial position of the Debtors in the future.

MOR Notes

In re Paragon Offshore PLC, et al.
(in administration)	Case No. 16-10386 (CSS)
	Reporting Period:	May 1 - 31, 2017
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

General Notes (cont’d):

Receivables and payables among the Debtors and between the Debtors and Non-Debtors have not been eliminated from the Statement of Operations (Income Statements) or Balance Sheets contained herein. No conclusion as to the legal obligation related to these intercompany transactions is made by the presentation herein. As a result, the completeness and accuracy of this information is undetermined.

Certain amounts may appear to be clerically inaccurate as they are presented in thousands and are subject to rounding differences. Certain amounts in prior filings have been reclassified to conform to the current filing presentation.

Notes to MOR-1 and MOR-1a:

Cash receipts and disbursements have been assigned to the Debtor entity they relate to rather than the Debtor that received / made the payment. Such movements may therefore not reflect the movement in individual Debtor bank accounts.

Attached to MOR-1 is a listing of the Debtors’ bank accounts (see MOR-1a), by account number, and opening and closing bank balances for the reporting period. The listing includes certain accounts that have subsequently been closed during the post petition period. The accounts have been reconciled in accordance with the Debtors’ ordinary course accounting practices during the reporting period.  The disbursements reported in MOR-1 include outstanding checks and any reconciling items.

Non-Debtor Paragon Offshore Services LLC made, among other things, certain payments to the Debtors’ professionals and secured lenders approved under prior orders of the Court.  All such amounts were reconciled by intercompany payables from the Debtors’ accounts to the non-Debtors’ accounts.

Notes to MOR-1b:

Payments of Professional Fees to retained professionals were made during the period. Total paid in the month and to date is disclosed in MOR-1b.

Notes to MOR-1c:

Paragon does not prepare cash flows on an individual entity basis. Attached at MOR-1c is a consolidated cash flow including comparison to budget. The cash flows are prepared at weekly rests and do not reflect performance per calendar month.

The “Professional Fees” listed in MOR-1c include payments made to professionals representing the Agent for the Revolver Lenders and the Agent for the Term Loan Lenders in accordance with the Final Order (I) Authorizing the Debtors to Utilize Cash Collateral; and (II) Granting JPMorgan Chase Bank, N.A., as Administrative Agent for the Revolver Lenders and Collateral Agent for the Revolver Lenders and Term Loan Lenders, and Cortland Capital Market Services L.L.C., as Successor Administrative Agent for the Term Loan Lenders, Adequate Protection Pursuant to Sections 105, 361, 362, 363 and 507 of the Bankruptcy Code (D.I. No. 140).

Notes to MOR-2 and MOR-3:

The financial information for May 2017 contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustments. Certain amounts in prior filings have been reclassified to conform to the current filing presentation.

Accounts Receivable and Accounts Payable may include intercompany balances among the Debtors, and between the Debtors and Non-Debtors. See General Notes regarding elimination of these balances.

MOR Notes

In re Paragon Offshore PLC, et al.
(in administration)	Case No. 16-10386 (CSS)
	Reporting Period:	May 1 - 31, 2017
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

Notes to MOR-4:

The post-petition tax activity presented includes pre-and post- petition tax liabilities. The closing tax position disclosed in MOR-4 (April 2017) may not equate with the opening balances in MOR-4 (May 2017) due to ordinary course adjustments/reclassifications of certain tax liabilities after the April 2017 MOR was filed.

To the best of the Debtors’ knowledge, and except as otherwise set forth in this Monthly Operating Report, all of the Debtors have filed all necessary federal, state and local tax returns and have timely made (or are in the process of remediating any immaterial late filings or prepayments) all related required post-petition tax payments.

Notes to MOR-5:

Accounts Receivable information included in MOR-5 excludes intercompany balances among the Debtors, and between the Debtors and Non-Debtors. See General Notes regarding these balances.

Earned revenue is considered “billed” to the customer on the date for which the invoice is physically mailed or electronically delivered to the customer.

“Unbilled” Accounts Receivable consists of any earned revenue item which has not been billed to the customer.

Notes to MOR-5 Debtor Questionnaire:

Question #1 -

On May 11, 2017, the Debtors sold Paragon B153 rig in accordance with the Order at Docket No. 1426.

On May 11, 2017, the Debtors sold Paragon L783 rig in accordance with the Order at Docket No. 1332.

On May 11, 2017, the Debtors sold Paragon L782 rig in accordance with the Order at Docket No. 1332.

Question #2 -

The Debtors have disbursed funds from certain non-Debtor accounts in accordance with the Final Order (I) Authorizing Debtors to (A) Continue Existing Cash Management System, (B) Maintain Business Forms and Existing Bank Accounts, and (C) Continue Intercompany Arrangements; (II) Waiver of the Requirements of Section 345(b) of the Bankruptcy Code; and (III) Granting Related Relief [D.I. No. 236].

Documentation is available upon request.

MOR-1

In re Paragon Offshore PLC, et al.
(in administration)		Case No. 16-10386 (CSS)
	Reporting Period:	May 1 - 31, 2017
	Federal Tax I.D. #	98-1146017

Schedule of Cash Receipts and Disbursements
(000’s)

		See Notes to the MOR related to MOR-1

Debtor	Case Number	External Disbursements	Intercompany Disbursements to Non-Debtors	Non Debtor on Behalf of Debtors	Total Disbursements	Cash Receipts
Paragon Offshore Drilling LLC	16-10385	$(340)	$-	$-	$(340)	$991
Paragon Offshore plc	16-10386	(2,610)	-	(9,411)	(12,022)	174
Paragon Drilling Services 7 LLC	16-10387	(170)	-	-	(170)	-
Paragon Offshore Finance Company	16-10388	(3,337)	-	-	(3,337)	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	(70)	-	-	(70)	-
Paragon Offshore do Brasil Ltda.	16-10390	(274)	-	-	(274)	17
Paragon International Finance Company	16-10391	(821)	(836)	-	(1,657)	66
Paragon Asset (ME) Ltd.	16-10392	(23)	-	-	(23)	-
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	(967)	-	-	(967)	206
Paragon FDR Holding Ltd.	16-10395	(0)	-	-	(0)	-
Paragon Offshore International Ltd.	16-10396	(2,094)	-	-	(2,094)	5,057
Paragon Offshore (North Sea) Ltd.	16-10397	(591)	-	-	(591)	-
Paragon Duchess Ltd.	16-10398	(33)	-	-	(33)	-
Paragon (Middle East) Limited	16-10399	(1,233)	-	-	(1,233)	4,004
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	(4)	-	-	(4)	-
Paragon Holding NCS 2 S.a r.l.	16-10401	-	-	-	-	-
Paragon Leonard Jones LLC	16-10402	(86)	-	-	(86)	-
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	(181)	-	-	(181)	-
Paragon Offshore (Nederland) B.V.	16-10404	(918)	(308)	-	(1,226)	-
Paragon Offshore Contracting GmbH	16-10405	(81)	-	-	(81)	1
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	(5)	-	-	(5)	-
Paragon Holding SCS 2 Ltd.	16-10407	(0)	-	-	(0)	-
Paragon Asset Company Ltd.	16-10408	(1,007)	-	-	(1,007)	-
Paragon Holding SCS 1 Ltd.	16-10409	(0)	-	-	(0)	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	(15)	-	-	(15)	-

Total		$(14,863)	$(1,144)	$(9,411)	$(25,418)	$10,516

MOR-1a

In re Paragon Offshore PLC, et al.
(in administration)
Case No. 16-10386 (CSS)
	Reporting Period:	May 1 - 31, 2017
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)
(000’s)

					See Notes to the MOR related to MOR-1a

Entity	Case Number	Bank Name	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book
Paragon Offshore Drilling LLC	16-10385			$-	$-	$-	$-

Paragon Offshore plc	16-10386		Sub Total	345,015	345,188	345,000	345,172
	16-10386	Wells Fargo	6704	-	-	-	-
	16-10386	HSBC	9694	274	273	259	257
	16-10386	Goldman Sachs	3774	333,236	333,411	333,236	333,411
	16-10386	Bank of America	9069	11,504	11,504	11,504	11,504

Paragon Drilling Services 7 LLC	16-10387	Wells Fargo	8977	-	-	-	-

Paragon Offshore Finance Company	16-10388	Wells Fargo	2257	-	-	-	-

Paragon Offshore Leasing (Switzerland) GmbH	16-10389		Sub Total	42	37	106	36
	16-10389	HSBC	3991	8	8	8	8
	16-10389	UBS	701L	35	30	98	28

Paragon Offshore do Brasil Ltda.	16-10390		Sub Total	3,816	3,372	3,652	3,320
	16-10390	Banco Itau	4000	3,737	3,308	3,649	3,314
	16-10390	Banco Bradesco	7775	4	3	-	3
	16-10390	Banco Itau	5004	75	60	3	3
	16-10390		Petty Cash			-	-

Paragon International Finance Company	16-10391		Sub Total	128,436	111,058	128,290	111,031
	16-10391	JPMorgan Chase	4670	-	-	-	-
	16-10391	Wells Fargo	4240	181	13	101	32
	16-10391	Wells Fargo	7219	-	-	-	-
	16-10391	Wells Fargo	7201	8	12	7	(1)
	16-10391	Wells Fargo	7227	17	4	-	-
	16-10391	Wells Fargo	7235	-	-	-	-
	16-10391	Wells Fargo	4355	-	-	-	-
	16-10391	Wells Fargo	1100	-	-	37	38
	16-10391	Goldman Sachs	3880	38,135	38,155	38,135	38,155
	16-10391	Bank of America	9959	4,470	1	4,302	10
	16-10391	Bank of America	4356	370	370	370	370
	16-10391	Bank of America	7633	82,401	72,489	82,401	72,446
	16-10391	Wells Fargo	9936	-	-	(20)	-
	16-10391	Bank of America	1478	-	-	58	58
	16-10391	Bank of America	3463	2,837	10	2,878	(86)
	16-10391	Bank of America	9016	17	3	22	10

Paragon Asset (ME) Ltd.	16-10392			-	-	-	-

Paragon Offshore Holdings US Inc.	16-10393			-	-	-	-

Paragon Asset (UK) Ltd.	16-10394			-	-	-	-

Paragon FDR Holding Ltd.	16-10395	Wells Fargo	3867	-	-	-	-

MOR-1a

In re Paragon Offshore PLC, et al.
(in administration)		Case No. 16-10386 (CSS)
	Reporting Period:	May 1 - 31, 2017
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)
(000’s)

					See Notes to the MOR related to MOR-1a

Entity	Case Number	Bank Name	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book

Paragon Offshore International Ltd.	16-10396		Sub Total	682	503	703	569
	16-10396	HSBC	-001	0	0	0	0
	16-10396	HSBC	5110	6	6	6	6
	16-10396	HSBC	6490	-	-	-	-
	16-10396	HSBC	6500	-	-	-	-
	16-10396	Ecobank	9901	-	-	-	-
	16-10396	CCEI Bank GE Malabo	0000	9	9	-	-
	16-10396	Standard Charter	2501	299	303	299	304
	16-10396	HSBC	4001	342	172	342	173
	16-10396	Bank of America	1012	-	-	-	-
	16-10396	Wells Fargo	0570	-	-	(0)	-
	16-10396	Bank of America	7773	8	8	16	74
	16-10396	Wells Fargo	4872	-	-	7	-
	16-10396	Bank of America	7227	17	4	17	4
	16-10396		Petty Cash	-	-	15	8

Paragon Offshore (North Sea) Ltd.	16-10397			-	-	-	-

Paragon Duchess Ltd.	16-10398			-	-	-	-

Paragon (Middle East) Limited	16-10399			-	-	-	-

Paragon Offshore (Luxembourg) S.a r.l.	16-10400		Sub Total	-	-	-	-
	16-10400	Wells Fargo	8969	-	-	-	-
	16-10400	Wells Fargo	1728	-	-	-	-
						-
Paragon Holding NCS 2 S.a r.l.	16-10401	Wells Fargo	5235	-	-	-	-

Paragon Leonard Jones LLC	16-10402		Sub Total	114	4	114	4
	16-10402	Wells Fargo	8256	-	-	-	-
	16-10402	Wells Fargo	8032	-	-	-	-
	16-10402	HSBC	3350	2	2	2	2
	16-10402	HSBC	7021	1	1	1	1
	16-10402	Bank of America	8378	28	1	28	1
	16-10402	Bank of America	3492	82	0	82	0

PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403		Sub Total	40	41	128	51
	16-10403	Wells Fargo	3875	-	-	-	-
	16-10403	Standard Charter	0775	40	41	128	51

Paragon Offshore (Nederland) B.V.	16-10404		Sub Total	1,842	2,201	1,967	2,213
	16-10404	Wells Fargo	2286	-	-	-	-
	16-10404	Wells Fargo	1106	3	3	3	3
	16-10404	Barclays	6254	438	437	550	437
	16-10404	ABN AMRO	NL2A	1,369	1,569	1,378	1,583
	16-10404	Bank of America	0016	9	123	23	138
	16-10404	Bank of America	0024	6	5	(6)	(8)
	16-10404	Bank of America	3476	15	64	18	58
	16-10404	Bank of America	7760	-	-	-	-
	16-10404		Petty Cash	-	-	-	-

MOR-1a

In re Paragon Offshore PLC, et al.
(in administration)		Case No. 16-10386 (CSS)
	Reporting Period:	May 1 - 31, 2017
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)
(000’s)

					See Notes to the MOR related to MOR-1a

Entity	Case Number	Bank Name	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book

Paragon Offshore Contracting GmbH	16-10405		Sub Total	2,505	20	2,506	20
	16-10405	Wells Fargo	8002	-	-	-	-
	16-10405	Wells Fargo	2377	-	-	-	-
	16-10405	Wells Fargo	8788	-	-	-	-
	16-10405	Banamex	8876	1,567	1	1,567	1
	16-10405	Banamex	4010	665	3	665	3
	16-10405	UBS	403W	16	16	16	16
	16-10405	Bank of America	8556	213	1	213	1
	16-10405	Bank of America	3489	45	0	45	0
	16-10405		Petty Cash			-	-

Paragon Offshore (Labuan) Pte. Ltd.	16-10406		Sub Total	1,179	873	1,179	873
	16-10406	Wells Fargo	7995	-	-	-	-
	16-10406	HSBC	-101	12	10	12	10
	16-10406	HSBC	-725	1,168	863	1,168	863

Paragon Holding SCS 2 Ltd.	16-10407			-	-	-	-

Paragon Asset Company Ltd.	16-10408			-	-	-	-

Paragon Holding SCS 1 Ltd.	16-10409			-	-	-	-

Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410		Subtotal	1,183	1,211	1,187	1,219
	16-10410	Wells Fargo	6362	-	-	-	-
	16-10410	BCEE	8000	1,183	1,211	1,187	1,219

	Total			$484,854	$464,508	$484,832	$464,509

MOR-1b

In re Paragon Offshore PLC, et al.
(in administration)	Case No. 16-10386 (CSS)
	Reporting Period:	May 1 - 31, 2017
	Federal Tax I.D. #	98-1146017

Schedule of Professional Fees Paid
(000’s)

Of the total disbursements shown on the Schedule of Disbursements Report (MOR-1) list the amount paid to Retained Professionals.	See Notes to the MOR related to MOR-1b

Retained Professionals
Name	Amount Paid During Month	Total Paid to Date
Weil, Gotshal & Manges LLP	$1,785	$10,385
Richards, Layton & Finger, PA	-	869
AlixPartners LLP	360	4,912
Lazard, Freres & Co LLC	322	1,792
Norton Rose Fulbright US LLP	-	354
KCC	-	826
Paul Weiss	1,602	1,602
Deloitte	446	446
Total Payments to Professionals	$4,515	$21,185

MOR-1c

In re Paragon Offshore PLC, et al.
(in administration)
Case No. 16-10386 (CSS)
	Reporting Period:	May 1 - 31, 2017
	Federal Tax I.D. #	98-1146017

Paragon Offshore PLC, et al
Budget to Actual Consolidated Cash Flow Variance Report
(000’s)

	See Notes to the MOR related to MOR-1c

			Variance
4/29/16 - 06/02/17	Budget	Actual	F/(U)

Total Receipts	14,821	13,429	(1,393)

Total Operating Disbursements	(14,170)	(6,562)	7,608
Total Capital Expenditures	(2,233)	(292)	1,941
Total Payroll & Benefits	(3,450)	(3,140)	310
Total Other	(478)	(297)	180

Total I/C Disbursements to Non Debtor Entities	(11,110)	(8,444)	2,666

Total Disbursements	(31,440)	(18,736)	12,704

Net Operating Cash Flow	(16,619)	(5,307)	11,312

Deposits
Utility Deposits	-	-	-
Other	-	-	-
Total Deposits	-	-	-

Total Debt Service	(9,189)	(5,886)	3,303
Total Professional Fees	(14,050)	(6,480)	7,569

Total Non-Operating Disbursements	(23,238)	(12,366)	10,872

Net Cash Flow	(39,857)	(17,673)	22,184

Debtor Ending Cash Balance - Encumbered	108,296	123,245	14,948
Debtor Cash Balance - Unencumbered	344,741	344,915	174
Total Debtor Cash Balance	453,037	468,159	15,122

Non Debtor Ending Cash Balance	357,485	361,612	4,127
Total Debtor & Non Debtor Ending Cash Balance	810,522	829,772	19,249

In re Paragon Offshore PLC, et al.	MOR-2
(in administration)

Case No. 16-10386 (CSS)
Reporting Period:	May 1 - 31, 2017
Federal Tax I.D. #	98-1146017

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending May 31, 2017

	16-10385	16-10386	16-10387	16-10388	16-10389	16-10390	16-10391
	Paragon Offshore Drilling LLC	Paragon Offshore plc	Paragon Drilling Services 7 LLC	Paragon Offshore Finance Company	Paragon Offshore Leasing (Switzerland) GmbH	Paragon Offshore do Brasil Ltda.	Paragon International Finance Company
Operating Revenues
Contract Drilling Revenue	$1,184	$-	$-	$-	$-	$-	$-
Reimbursable Revenues	2	-	-	-	-	32	-
Labor Contract Revenues	-	-	-	-	-	-	-
Intercompany Revenues	-	3,113	-	-	-	-	-
Other Revenues	-	-	-	-	-	-	-
Operating revenues	1,186	3,113	-	-	-	32	-

Operating Costs and Expenses	-	-	-	-	-	-	-
Contract Drilling Expenses	188	-	(847)	-	(135)	-	(2,533)
Labor Contract	-	-	-	-	-	-	-
Reimbursable Expenses	(2)	-	-	-	-	(31)	-
Depreciation and Amortization	(599)	(6)	-	-	(346)	-	-
General & Administrative	-	(119)	-	(0)	(19)	-	(63)
Corporate Operations	-	-	-	-	-	-	-
Local Administrative Expense	(127)	-	-	-	-	(497)	-
Other Operating Expenses	-	(3,998)	-	-	-	-	-
Operating costs and expenses	(540)	(4,124)	(847)	(0)	(500)	(529)	(2,596)

Operating Income	646	(1,010)	(847)	(0)	(500)	(496)	(2,596)

Other Income (Expense)
Interest expense, net of amount capitalized	-	(2,243)	-	(3,139)	-	(0)	-
Interest Income	-	180	-	-	-	-	66
Reorganization Items	-	(6,200)	-	-	-	-	-
Other, net	41	0	-	-	6	61	101
Income before income taxes	687	(9,275)	(847)	(3,139)	(494)	(435)	(2,429)
Income tax provision	(50)	-	-	-	-	-	-
Net Income	637	(9,275)	(847)	(3,139)	(494)	(435)	(2,429)

In re Paragon Offshore PLC, et al.	MOR-2
(in administration)

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending May 31, 2017

	16-10392	16-10393	16-10394	16-10395	16-10396
	Paragon Asset (ME) Ltd.	Paragon Offshore Holdings US Inc.	Paragon Asset (UK) Ltd.	Paragon FDR Holding Ltd.	Paragon Offshore International Ltd.
Operating Revenues
Contract Drilling Revenue	$-	$-	$1,588	$-	$1,863
Reimbursable Revenues	-	-	72	-	52
Labor Contract Revenues	-	-	-	-	-
Intercompany Revenues	-	-	-	-	-
Other Revenues	-	-	-	-	-
Operating revenues	-	-	1,660	-	1,915

Operating Costs and Expenses	-	-	-	-	-
Contract Drilling Expenses	(34)	-	(466)	-	(1,616)
Labor Contract	-	-	-	-	-
Reimbursable Expenses	-	-	(48)	-	(17)
Depreciation and Amortization	(362)	-	-	-	(218)
General & Administrative	-	-	-	(0)	-
Corporate Operations	-	-	-	-	(57)
Local Administrative Expense	(0)	-	(23)	-	(993)
Other Operating Expenses	-	(142)	(1,312)	(71)	447
Operating costs and expenses	(396)	(142)	(1,849)	(71)	(2,454)

Operating Income	(396)	(142)	(189)	(71)	(540)

Other Income (Expense)
Interest expense, net of amount capitalized	-	-	-	-	-
Interest Income	-	-	-	-	-
Reorganization Items	-	-	-	-	-
Other, net	-	-	(1)	-	87
Income before income taxes	(396)	(142)	(190)	(71)	(452)
Income tax provision	-	-	-	-	-
Net Income	(396)	(142)	(190)	(71)	(452)

In re Paragon Offshore PLC, et al.	MOR-2
(in administration)

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending May 31, 2017

16-10397		16-10398	16-10399	16-10400	16-10401	16-10402
Paragon Offshore (North Sea) Ltd.		Paragon Duchess Ltd.	Paragon (Middle East) Limited	Paragon Offshore (Luxembourg) S.a r.l.	Paragon Holding NCS 2 S.a r.l.	Paragon Leonard Jones LLC
Operating Revenues
Contract Drilling Revenue	$-	$-	$5,429	$-	$-	$-
Reimbursable Revenues	-	-	30	-	-	-
Labor Contract Revenues	-	-	-	-	-	-
Intercompany Revenues	-	-	936	-	-	-
Other Revenues	-	-	-	-	-	-
Operating revenues	-	-	6,395	-	-	-

Operating Costs and Expenses	-	-	-	-	-	-
Contract Drilling Expenses	-	(49)	(1,289)	-	(49)	(5)
Labor Contract	-	-	-	-	-	-
Reimbursable Expenses	-	-	(25)	-	-	-
Depreciation and Amortization	-	-	(3,316)	-	(73)	-
General & Administrative	-	(1)	-	-	-	-
Corporate Operations	-	-	-	-	-	-
Local Administrative Expense	(38)	-	(0)	-	-	(94)
Other Operating Expenses	-	-	-	-	-	(5)
Operating costs and expenses	(38)	(50)	(4,630)	-	(122)	(104)

Operating Income	(38)	(50)	1,765	-	(122)	(104)

Other Income (Expense)
Interest expense, net of amount capitalized	-	-	-	-	-	-
Interest Income	-	-	-	-	-	-
Reorganization Items	-	-	-	-	-	-
Other, net	1	-	-	-	-	0
Income before income taxes	(37)	(50)	1,765	-	(122)	(104)
Income tax provision	-	-	(154)	-	-	-
Net Income	(37)	(50)	1,611	-	(122)	(104)

In re Paragon Offshore PLC, et al.	MOR-2
(in administration)

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending May 31, 2017

16-10403		16-10404	16-10405	16-10406	16-10407	16-10408
PGN Offshore Drilling (Malaysia) Sdn. Bhd.		Paragon Offshore (Nederland) B.V.	Paragon Offshore Contracting GmbH	Paragon Offshore (Labuan) Pte. Ltd.	Paragon Holding SCS 2 Ltd.	Paragon Asset Company Ltd.
Operating Revenues
Contract Drilling Revenue	$-	$-	$19	$-	$-	$-
Reimbursable Revenues	-	-	-	-	-	-
Labor Contract Revenues	-	-	-	-	-	-
Intercompany Revenues	-	960	-	-	-	-
Other Revenues	-	-	-	-	-	987
Operating revenues	-	960	19	-	-	987

Operating Costs and Expenses	-	-	-	-	-	-
Contract Drilling Expenses	10	-	(3)	-	-	(2,793)
Labor Contract	-	-	-	-	-	-
Reimbursable Expenses	-	-	-	-	-	-
Depreciation and Amortization	-	-	(24)	-	-	(3,239)
General & Administrative	-	-	-	-	(0)	-
Corporate Operations	-	(39)	-	-	-	-
Local Administrative Expense	14	(580)	(15)	(5)	-	(123)
Other Operating Expenses	-	(206)	(43)	-	(2,335)	(740)
Operating costs and expenses	24	(826)	(85)	(5)	(2,336)	(6,895)

Operating Income	24	134	(66)	(5)	(2,336)	(5,909)

Other Income (Expense)
Interest expense, net of amount capitalized	-	-	-	-	-	-
Interest Income	-	-	-	-	-	-
Reorganization Items	-	-	-	-	-	-
Other, net	17	(131)	(7)	0	-	-
Income before income taxes	41	3	(72)	(4)	(2,336)	(5,909)
Income tax provision	-	-	-	-	(650)	-
Net Income	41	3	(72)	(4)	(2,986)	(5,909)

In re Paragon Offshore PLC, et al. (in administration)	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending May 31, 2017

	16-10409	16-10410
	Paragon Holding SCS 1 Ltd.	Paragon Offshore Leasing (Luxembourg) S.a r.l.
Operating Revenues
Contract Drilling Revenue	$-	$-
Reimbursable Revenues	-	-
Labor Contract Revenues	-	-
Intercompany Revenues	-	-
Other Revenues	-	-
Operating revenues	-	-

Operating Costs and Expenses	-	-
Contract Drilling Expenses	-	(97)
Labor Contract	-	-
Reimbursable Expenses	-	-
Depreciation and Amortization	-	(213)
General & Administrative	(0)	(0)
Corporate Operations	-	-
Local Administrative Expense	-	-
Other Operating Expenses	-	-
Operating costs and expenses	(0)	(311)

Operating Income	(0)	(311)

Other Income (Expense)
Interest expense, net of amount capitalized	-	-
Interest Income	-	-
Reorganization Items	-	-
Other, net	-	48
Income before income taxes	(0)	(262)
Income tax provision	-	-
Net Income	(0)	(262)

In re Paragon Offshore PLC, et al. (in administration)	MOR-3

Case No. 16-10386 (CSS)
Reporting Period:	May 1 - 31, 2017
Federal Tax I.D. #	98-1146017

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending May 31, 2017

	16-10385	16-10386	16-10387
	Paragon Offshore Drilling LLC	Paragon Offshore plc	Paragon Drilling Services 7 LLC
ASSETS
Current assets
Total Cash and Cash Equivalents	-	345,172	-
Restricted Cash	-	-	-
Accounts Receivable	152,831	213,402	320,187
Prepaid Expenses & Deposits	65	309	-
Taxes Receivable	-	-	-
Total Other Current Assets	13,643	64	-
Total current assets	166,539	558,947	320,187
Investments in Subsidiaries	182,682	3,465,367	-
Intercompany Notes Receivable	158,059	-	-
Long Term Notes & Investments	340,741	3,465,367	-
Gross PPE	97,468	480	45,499
Accumulated Depreciation	(79,385)	(122)	(44,499)
Property and Equipment	18,083	358	1,000
Other Assets	800	16,987	-
Deferred Financing Costs	-	-	-
Other Assets	800	16,987	-

Total assets	526,163	4,041,659	321,187

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	55,353	910,150	218,747
Payroll and Benefits Related Accruals	1,183	-	-
Taxes Payable	1,214	217	-
Dividends Payable	-	-	-
Interest Payable	-	1	-
Other Current Liabilities	4,551	1,402	-
Total current liabilities	62,301	911,770	218,747
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	1,642	2,499	-
Liabilities Subject to Compromise	-	1,709,947	-
Total liabilities	63,943	2,624,216	218,747

Shareholders’ equity
Shareholders’ Equity
Shareholders’ Equity	462,219	1,417,444	102,440
Ordinary Shares-par Val $.10 per sh	-	890	-
Capital in Excess of par value	(1,019,894)	1,504,322	206,689
Retained Earnings	1,482,113	(87,768)	(104,250)
Treasury Stock - at Cost	-	-	-
Accumulated Other Comprehensive Loss	-	-	-
Statutory Equity	-	-	-
Noncontrolling Interests	-	-	-
Total shareholders’ equity	462,219	1,417,444	102,440
Total liabilities and shareholders’ equity	526,163	4,041,659	321,187

In re Paragon Offshore PLC, et al. (in administration)	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending May 31, 2017

	16-10388	16-10389	16-10390
	Paragon Offshore Finance Company	Paragon Offshore Leasing (Switzerland) GmbH	Paragon Offshore do Brasil Ltda.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	36	3,320
Restricted Cash	-	-	-
Accounts Receivable	1,469	171,312	18,400
Prepaid Expenses & Deposits	35	-	753
Taxes Receivable	-	300	9,507
Total Other Current Assets	-	-	(14)
Total current assets	1,504	171,648	31,966
Investments in Subsidiaries	4,105,589	-	-
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	4,105,589	-	-
Gross PPE	-	151,830	2,664
Accumulated Depreciation	-	(131,729)	(2,658)
Property and Equipment	-	20,101	6
Other Assets	-	-	-
Deferred Financing Costs	-	-	-
Other Assets	-	-	-

Total assets	4,107,093	191,749	31,972

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	13,878
Accounts Payable	73,730	164,272	118,910
Payroll and Benefits Related Accruals	-	18	809
Taxes Payable	-	47	526
Dividends Payable	-	-	-
Interest Payable	-	-	1,104
Other Current Liabilities	1,001	-	2,947
Total current liabilities	74,731	164,337	138,174
Total Long-Term Debt	-	-	10,071
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	634,616	-	-
Total liabilities	709,347	164,337	148,245

Shareholders’ equity
Shareholders’ Equity
Shareholders’ Equity	3,397,745	27,410	(116,272)
Ordinary Shares-par Val $.10 per sh	-	-	(9)
Capital in Excess of par value	3,530,901	(72,168)	5,517
Retained Earnings	(133,156)	99,579	(103,430)
Treasury Stock - at Cost	-	-	-
Accumulated Other Comprehensive Loss	-	-	(18,350)
Statutory Equity	-	-	-
Noncontrolling Interests	-	-	-
Total shareholders’ equity	3,397,745	27,410	(116,272)
Total liabilities and shareholders’ equity	4,107,093	191,749	31,972

In re Paragon Offshore PLC, et al. (in administration)	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending May 31, 2017

	16-10391	16-10392	16-10393
	Paragon International Finance Company	Paragon Asset (ME) Ltd.	Paragon Offshore Holdings US Inc.
ASSETS
Current assets
Total Cash and Cash Equivalents	111,031	-	-
Restricted Cash	-	-	-
Accounts Receivable	3,915,892	70,597	19,905
Prepaid Expenses & Deposits	120	-	-
Taxes Receivable	-	-	4,175
Total Other Current Assets	(94)	236	-
Total current assets	4,026,949	70,833	24,080
Investments in Subsidiaries	4,290,515	50	(1,339,443)
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	4,290,515	50	(1,339,443)
Gross PPE	-	81,478	-
Accumulated Depreciation	-	(45,784)	-
Property and Equipment	-	35,694	-
Other Assets	-	649	-
Deferred Financing Costs	-	-	-
Other Assets	-	649	-

Total assets	8,317,464	107,226	(1,315,363)

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	61,747	-	-
Accounts Payable	5,243,437	2,588	15,306
Payroll and Benefits Related Accruals	-	-	-
Taxes Payable	-	1	1,817
Dividends Payable	-	-	-
Interest Payable	1,960	-	-
Other Current Liabilities	(240)	-	-
Total current liabilities	5,306,904	2,589	17,123
Total Long-Term Debt	33,653	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	5,340,557	2,589	17,123

Shareholders’ equity
Shareholders’ Equity
Shareholders’ Equity	2,976,907	104,635	(1,332,486)
Ordinary Shares-par Val $.10 per sh	-	-	-
Capital in Excess of par value	2,928,906	44,301	(538,589)
Retained Earnings	48,002	60,334	(793,896)
Treasury Stock - at Cost	-	-	-
Accumulated Other Comprehensive Loss	-	-	-
Statutory Equity	-	-	-
Noncontrolling Interests	-	-	-
Total shareholders’ equity	2,976,907	104,635	(1,332,486)
Total liabilities and shareholders’ equity	8,317,464	107,226	(1,315,363)

In re Paragon Offshore PLC, et al.	MOR-3
(in administration)

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending May 31, 2017

	16-10394	16-10395	16-10396
	Paragon Asset (UK) Ltd.	Paragon FDR Holding Ltd.	Paragon Offshore International Ltd.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	-	569
Restricted Cash	-	-	-
Accounts Receivable	168,891	412,444	1,055,629
Prepaid Expenses & Deposits	-	-	1,441
Taxes Receivable	162	-	529
Total Other Current Assets	-	20,022	11,106
Total current assets	169,053	432,466	1,069,274
Investments in Subsidiaries	-	410,651	7,435
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	410,651	7,435
Gross PPE	-	-	38,784
Accumulated Depreciation	-	-	(29,034)
Property and Equipment	-	-	9,750
Other Assets	-	-	750
Deferred Financing Costs	-	-	-
Other Assets	-	-	750

Total assets	169,053	843,117	1,087,209

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	153,886	3,114	913,007
Payroll and Benefits Related Accruals	29	-	11,719
Taxes Payable	-	-	1,963
Dividends Payable	-	-	-
Interest Payable	-	-	-
Other Current Liabilities	25	-	-
Total current liabilities	153,940	3,114	926,689
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	1,133
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	153,940	3,114	927,822

Shareholders’ equity
Shareholders’ Equity
Shareholders’ Equity	15,113	840,003	159,384
Ordinary Shares-par Val $.10 per sh	5,000	-	-
Capital in Excess of par value	-	829,425	293,024
Retained Earnings	10,113	10,579	(133,712)
Treasury Stock - at Cost	-	-	-
Accumulated Other Comprehensive Loss	-	-	73
Statutory Equity	-	-	-
Noncontrolling Interests	-	-	-
Total shareholders’ equity	15,113	840,003	159,384
Total liabilities and shareholders’ equity	169,053	843,117	1,087,209

In re Paragon Offshore PLC, et al.	MOR-3
(in administration)

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending May 31, 2017

	16-10397	16-10398	16-10399
	Paragon Offshore (North Sea) Ltd.	Paragon Duchess Ltd.	Paragon (Middle East) Limited
ASSETS
Current assets
Total Cash and Cash Equivalents	-	-	-
Restricted Cash	-	-	-
Accounts Receivable	243,188	240	370,480
Prepaid Expenses & Deposits	119	-	30
Taxes Receivable	194	135	-
Total Other Current Assets	-	-	155
Total current assets	243,501	375	370,665
Investments in Subsidiaries	-	(47,110)	-
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	(47,110)	-
Gross PPE	-	1,991	377,235
Accumulated Depreciation	-	(991)	(324,970)
Property and Equipment	-	1,000	52,265
Other Assets	-	-	1,650
Deferred Financing Costs	-	-	-
Other Assets	-	-	1,650

Total assets	243,501	(45,735)	424,580

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	215,143	7,811	53,136
Payroll and Benefits Related Accruals	-	-	4,766
Taxes Payable	(279)	-	551
Dividends Payable	-	-	-
Interest Payable	-	-	-
Other Current Liabilities	-	-	817
Total current liabilities	214,864	7,811	59,270
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	214,864	7,811	59,270

Shareholders’ equity
Shareholders’ Equity
Shareholders’ Equity	28,637	(53,548)	365,310
Ordinary Shares-par Val $.10 per sh	-	-	-
Capital in Excess of par value	9,565	37,043	68,267
Retained Earnings	19,071	(90,591)	297,043
Treasury Stock - at Cost	-	-	-
Accumulated Other Comprehensive Loss	-	-	-
Statutory Equity	-	-	-
Noncontrolling Interests	-	-	-
Total shareholders’ equity	28,637	(53,548)	365,310
Total liabilities and shareholders’ equity	243,501	(45,735)	424,580

In re Paragon Offshore PLC, et al.	MOR-3
(in administration)

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending May 31, 2017

	16-10400	16-10401	16-10402
	Paragon Offshore (Luxembourg) S.a r.l.	Paragon Holding NCS 2 S.a r.l.	Paragon Leonard Jones LLC
ASSETS
Current assets
Total Cash and Cash Equivalents	-	-	4
Restricted Cash	-	-	-
Accounts Receivable	274,337	53,707	97,970
Prepaid Expenses & Deposits	-	-	3
Taxes Receivable	28	13	190
Total Other Current Assets	-	11	31
Total current assets	274,365	53,731	98,198
Investments in Subsidiaries	(1,506)	42,808	35,000
Intercompany Notes Receivable	-	300	13,411
Long Term Notes & Investments	(1,506)	43,108	48,411
Gross PPE	-	20,544	-
Accumulated Depreciation	-	(17,807)	-
Property and Equipment	-	2,737	-
Other Assets	-	60	-
Deferred Financing Costs	-	-	-
Other Assets	-	60	-

Total assets	272,859	99,636	146,609

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	272,751	61,061	84,440
Payroll and Benefits Related Accruals	-	-	-
Taxes Payable	3	21	1,619
Dividends Payable	-	-	-
Interest Payable	-	9,630	-
Other Current Liabilities	-	-	254
Total current liabilities	272,754	70,712	86,313
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	272,754	70,712	86,313

Shareholders’ equity
Shareholders’ Equity
Shareholders’ Equity	104	28,925	60,297
Ordinary Shares-par Val $.10 per sh	-	-	-
Capital in Excess of par value	373,633	96,279	136,179
Retained Earnings	(373,529)	(67,355)	(75,882)
Treasury Stock - at Cost	-	-	-
Accumulated Other Comprehensive Loss	-	-	-
Statutory Equity	-	-	-
Noncontrolling Interests	-	-	-
Total shareholders’ equity	104	28,925	60,297
Total liabilities and shareholders’ equity	272,859	99,636	146,609

In re Paragon Offshore PLC, et al.	MOR-3
(in administration)

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending May 31, 2017

	16-10403	16-10404	16-10405
	PGN Offshore Drilling (Malaysia) Sdn. Bhd.	Paragon Offshore (Nederland) B.V.	Paragon Offshore Contracting GmbH
ASSETS
Current assets
Total Cash and Cash Equivalents	51	2,213	20
Restricted Cash	-	-	-
Accounts Receivable	6,758	427,458	296,114
Prepaid Expenses & Deposits	-	885	27
Taxes Receivable	1	472	169
Total Other Current Assets	77	14,933	946
Total current assets	6,887	445,961	297,276
Investments in Subsidiaries	-	-	30,000
Intercompany Notes Receivable	33,653	7,959	52,097
Long Term Notes & Investments	33,653	7,959	82,097
Gross PPE	-	-	7,979
Accumulated Depreciation	-	-	(1,121)
Property and Equipment	-	-	6,858
Other Assets	-	1,590	-
Deferred Financing Costs	-	-	-
Other Assets	-	1,590	-

Total assets	40,540	455,510	386,231

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	68,674	262,211	116,663
Payroll and Benefits Related Accruals	-	829	-
Taxes Payable	30	125	1,907
Dividends Payable	-	-	-
Interest Payable	-	-	13,814
Other Current Liabilities	-	3,123	-
Total current liabilities	68,704	266,288	132,384
Total Long-Term Debt	-	-	158,059
Deferred Taxes	-	209	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	68,704	266,497	290,443

Shareholders’ equity
Shareholders’ Equity
Shareholders’ Equity	(28,163)	189,012	95,789
Ordinary Shares-par Val $.10 per sh	-	-	14
Capital in Excess of par value	(47,620)	12,794	60,000
Retained Earnings	19,457	175,539	35,689
Treasury Stock - at Cost	-	-	-
Accumulated Other Comprehensive Loss	-	679	86
Statutory Equity	-	-	-
Noncontrolling Interests	-	-	-
Total shareholders’ equity	(28,163)	189,012	95,789
Total liabilities and shareholders’ equity	40,540	455,510	386,231

In re Paragon Offshore PLC, et al. (in administration)	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending May 31, 2017

	16-10406	16-10407	16-10408
	Paragon Offshore (Labuan) Pte. Ltd.	Paragon Holding SCS 2 Ltd.	Paragon Asset Company Ltd.
ASSETS
Current assets
Total Cash and Cash Equivalents	873	-	-
Restricted Cash	-	-	-
Accounts Receivable	10,287	33,359	946,885
Prepaid Expenses & Deposits	8	-	79
Taxes Receivable	-	-	-
Total Other Current Assets	-	9,630	5,392
Total current assets	11,168	42,989	952,356
Investments in Subsidiaries	-	2,472,887	65,504
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	2,472,887	65,504
Gross PPE	-	-	915,283
Accumulated Depreciation	-	-	(784,403)
Property and Equipment	-	-	130,880
Other Assets	-	-	1,642
Deferred Financing Costs	-	-	-
Other Assets	-	-	1,642

Total assets	11,168	2,515,876	1,150,382

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	10,298	152,578	604,955
Payroll and Benefits Related Accruals	-	-	466
Taxes Payable	-	1,361	-
Dividends Payable	-	-	-
Interest Payable	-	-	52
Other Current Liabilities	-	-	575
Total current liabilities	10,298	153,939	606,048
Total Long-Term Debt	-	-	300
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	18,890	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	10,298	172,829	606,348

Shareholders’ equity
Shareholders’ Equity
Shareholders’ Equity	870	2,343,048	544,034
Ordinary Shares-par Val $.10 per sh	-	-	-
Capital in Excess of par value	510	4,015,197	286,174
Retained Earnings	360	(1,672,149)	257,861
Treasury Stock - at Cost	-	-	-
Accumulated Other Comprehensive Loss	-	-	-
Statutory Equity	-	-	-
Noncontrolling Interests	-	-	-
Total shareholders’ equity	870	2,343,048	544,034
Total liabilities and shareholders’ equity	11,168	2,515,876	1,150,382

In re Paragon Offshore PLC, et al. (in administration)	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending May 31, 2017

	16-10409	16-10410
	Paragon Holding SCS 1 Ltd.	Paragon Offshore Leasing (Luxembourg) S.a r.l.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	1,219
Restricted Cash	-	-
Accounts Receivable	120,610	125,904
Prepaid Expenses & Deposits	-	-
Taxes Receivable	-	35
Total Other Current Assets	124,883	-
Total current assets	245,493	127,158
Investments in Subsidiaries	1,230,952	(72,168)
Intercompany Notes Receivable	-	-
Long Term Notes & Investments	1,230,952	(72,168)
Gross PPE	-	51,322
Accumulated Depreciation	-	(47,660)
Property and Equipment	-	3,662
Other Assets	-	133
Deferred Financing Costs	-	-
Other Assets	-	133

Total assets	1,476,445	58,785

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-
Accounts Payable	280	38,209
Payroll and Benefits Related Accruals	-	-
Taxes Payable	-	-
Dividends Payable	-	-
Interest Payable	-	84,949
Other Current Liabilities	-	47
Total current liabilities	280	123,205
Total Long-Term Debt	-	-
Deferred Taxes	-	-
Other NonCurrent Liabilities	-	-
Liabilities Subject to Compromise	-	-
Total liabilities	280	123,205

Shareholders’ equity
Shareholders’ Equity
Shareholders’ Equity	1,476,166	(64,421)
Ordinary Shares-par Val $.10 per sh	9	-
Capital in Excess of par value	1,325,327	1,519,680
Retained Earnings	150,830	(1,584,102)
Treasury Stock - at Cost	-	-
Accumulated Other Comprehensive Loss	-	-
Statutory Equity	-	-
Noncontrolling Interests	-	-
Total shareholders’ equity	1,476,166	(64,421)
Total liabilities and shareholders’ equity	1,476,445	58,785

MOR-4

In re Paragon Offshore PLC, et al.
(in administration)		Case No. 16-10386 (CSS)
	Reporting Period:	May 1 - 31, 2017
	Federal Tax I.D. #	98-1146017

Status of Post-Petition Taxes (See Notes to the MOR)
(000’s)

Paragon Offshore PLC and its related debtor legal entities	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability

Corporate Income Tax	$5,778	$564	$(265)	$6,077
Payroll Tax	9,928	643	(586)	9,984
Withholding Tax	(11,563)	185	(3)	(11,381)
Property Tax	-			-
VAT Tax	(9,752)	78	144	(9,530)
Other Tax	2,818	-	-	2,818
Total Taxes	$(2,790)	$1,469	$(710)	$(2,031)

Summary of Unpaid Post-Petition Debts (See Notes to the MOR)
(000’s)

Debtor	Case Number	Current	0-30	31-60	Over 61	Total

Accounts Payable
Paragon Offshore Drilling LLC	16-10385	$73	$72	$63	$469	$677
Paragon Offshore plc	16-10386	1	-	-	210	212
Paragon Drilling Services 7 LLC	16-10387	136	1	-	-	136
Paragon Offshore Finance Company	16-10388	-	-	-	-	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	5	10	(1)	(31)	(16)
Paragon Offshore do Brasil Ltda.	16-10390	110	14	-	210	334
Paragon International Finance Company	16-10391	216	65	108	411	800
Paragon Asset (ME) Ltd.	16-10392	-	-	-	-	-
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	263	1	2	(6)	259
Paragon FDR Holding Ltd.	16-10395	-	-	-	-	-
Paragon Offshore International Ltd.	16-10396	261	79	187	480	1,007
Paragon Offshore (North Sea) Ltd.	16-10397	60	26	5	(3)	88
Paragon Duchess Ltd.	16-10398	2	1	-	(8)	(6)
Paragon (Middle East) Limited	16-10399	204	145	4	(33)	320
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	-	-	-	-	-
Paragon Holding NCS 2 S.a r.l.	16-10401	-	-	-	-	-
Paragon Leonard Jones LLC	16-10402	7	3	(0)	(0)	10
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	(8)	0	7	(14)	(15)
Paragon Offshore (Nederland) B.V.	16-10404	115	79	0	176	371
Paragon Offshore Contracting GmbH	16-10405	2	-	23	(23)	1
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	-	-	-	-	-
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	-	-
Paragon Asset Company Ltd.	16-10408	33	4	(5)	3	35
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	-	-	-	(30)	(30)

Total Accounts Payable		$1,481	$500	$393	$1,812	$4,185

MOR-5

In re Paragon Offshore PLC, et al.
(in administration)
Case No. 16-10386 (CSS)
Reporting Period:	May 1 - 31, 2017
Federal Tax I.D. #	98-1146017

Post-Petition Accounts Receivable Reconciliation and Aging (See Notes to the MOR)
(‘000s)

		Billed Accounts Receivable				Unbilled Accounts Receivable				Other Accounts Receivable
Debtor	Case Number	0-60	60-90	>90	Total Billed Accounts Receivable	0-60	60-90	>90	Total Unbilled Accounts Receivable	0-60	60-90	>90	Total Other Accounts Receivable	Total Accounts Receivable (Gross)	Allowance for Doubtful Accounts	Total Accounts Receivable (Net)

Trade Receivables
Paragon Offshore Drilling LLC	16-10385	$2,298	$-	$6,561	$8,859	$1,142	$-	$-	$1,142	$-	$-	$-	$-	$10,001	$(6,561)	$3,440
Paragon Offshore plc	16-10386	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Drilling Services 7 LLC	16-10387	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Finance Company	16-10388	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore do Brasil Ltda.	16-10390	-	-	-	-	54	19	510	583	-	-	-	-	583	(501)	82
Paragon International Finance Company	16-10391	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset (ME) Ltd.	16-10392	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	1,598	-	-	1,598	1,671	-	-	1,671	-	-	-	-	3,269	-	3,269
Paragon FDR Holding Ltd.	16-10395	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore International Ltd.	16-10396	2,885	-	10,293	13,178	1,853	2	1,816	3,671	-	-	-	-	16,850	(5,826)	11,023
Paragon Offshore (North Sea) Ltd.	16-10397	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Duchess Ltd.	16-10398	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon (Middle East) Limited	16-10399	9,053	1,486	2	10,542	5,360	8	-	5,368	-	-	-	-	15,910	-	15,910
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding NCS 2 S.a r.l.	16-10401	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Leonard Jones LLC	16-10402	-	-	-	-	-	-	12,033	12,033	-	-	-	-	12,033	(12,033)	(0)
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore (Nederland) B.V.	16-10404	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Contracting GmbH	16-10405	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset Company Ltd.	16-10408	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Total Trade Receivables		$15,835	$1,486	$16,857	$34,178	$10,080	$29	$14,359	$24,468	$-	$-	$-	$-	$58,646	$(24,922)	$33,724

MOR-5 (Cont)

In re Paragon Offshore PLC, et al.
(in administration)		Case No. 16-10386 (CSS)
	Reporting Period:	May 1 - 31, 2017
	Federal Tax I.D. #	98-1146017

Debtor Questionnaire (See Notes to the MOR)

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business during this reporting period? If yes, provide an explanation below.	X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.  Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X